UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2019

RMG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York	10173
(address of principal executive offices)	(zip code)

(212) 220-9503
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2019, the Board of Directors (the “Board”) of RMG Acquisition Corp. (the “Company”) increased the size of the Board to six members and elected Craig Broderick, 59, as a director of the Company, to serve until the Company’s second annual meeting of stockholders. The Board determined that Mr. Broderick is an independent director under the listing standards of the New York Stock Exchange (the “NYSE”) and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and qualifies as financially literate. Mr. Broderick also has been appointed to serve as a member of the Audit Committee of the Board. In connection with this appointment and consistent with NYSE’s phase-in exemptions, Robert S. Mancini, the Chief Executive Officer of the Company, has resigned from the Audit Committee of the Board.

Craig Broderick was a Senior Director of Goldman, Sachs & Co., from which he retired as an active employee in January 2018 after a 32 year career. He was most recently the firm’s Chief Risk Officer, a member of its Management Committee, and chair or co-chair of key risk committees. Mr. Broderick reported to the firm’s CEO and was responsible for managing the firm’s Risk Division, which oversees control of the firm’s credit, market, liquidity, operational, model and insurance risks. Prior to his tenure at Goldman, Mr. Broderick was a lending officer at the Chase Manhattan Bank. Mr. Broderick also currently serves as a Director of the Bank of Montreal and is a Senior Advisor to Stone Point Capital, a private equity firm primarily investing in the global financial services industry. Mr. Broderick previously served for nine years as a Trustee of the William and Mary Foundation and was chair of its Investment Committee. Mr. Broderick graduated with a BA in Economics from the College of William and Mary. Mr. Broderick is well-qualified to serve as a member of the Board due to his extensive experience with risk management and his finance background.

There are no arrangements or understandings between Mr. Broderick and any other persons pursuant to which Mr. Broderick was appointed as a director of the Company. In addition, there are no family relationships between Mr. Broderick and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Furthermore, since the inception of the Company, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Broderick had or will have a direct or material interest, and there are currently no such proposed transactions.

The Company has entered into an Indemnity Agreement with Mr. Broderick, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On February 19, 2019, the Company issued a press release announcing the closing of the underwriters’ option to purchase an additional 3,000,000 Units (as defined below) to cover over-allotments, if any (the “Over-allotment Option”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 8.01.	Other Events.

On February 12, 2019, the Company consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-third of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000. On February 12, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 4,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”), to the Company’s sponsor, RMG Sponsor, LLC, and certain institutional investors, generating gross proceeds to the Company of $6,000,000.

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On February 19, 2019, the Company consummated the closing of the Over-Allotment Option, pursuant to which the underwriters purchased an aggregate of 3,000,000 additional Units (the “Over-Allotment Units”), which were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $30,000,000. On February 19, 2019, in connection with the sale of Over-Allotment Units, the Company completed a private sale of an additional 600,000 Private Placement Warrants to the Sponsor and certain institutional investors, generating gross proceeds to the Company of $900,000.

A total of $230,000,000, comprised of $225,400,000 of the proceeds from the IPO, including $8,050,000 of the underwriters’ deferred discount, and $4,600,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at Deutsche Bank Trust Company Americas, maintained by American Stock Transfer & Trust Company, acting as trustee.

The Company has provided (i) an audited balance sheet as of February 12, 2019, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement (which excludes the receipt of proceeds from the sale of the Over-Allotment Units and the sale of the Private Placement Warrants on February 19, 2019) and (ii) an unaudited pro forma balance sheet as of February 12, 2019, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the sale of the Private Placement Warrants on February 19, 2019, each of which is included in Exhibit 99.2 to this Current Report on Form 8-K, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Indemnity Agreement, dated February 19, 2019, between the Company and Craig Broderick.
99.1	Press Release, dated February 19, 2019.
99.2	Audited and Unaudited Pro Forma Balance Sheet.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMG Acquisition Corp.

Date: February 19, 2019	By:	/s/ Philip Kassin
	Name:	Philip Kassin
	Title:	President, Chief Operating Officer and Secretary

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